UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Road, Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of Baker Hughes Company (the “Company”) was held on May 13, 2024 (the “Annual Meeting”) to (i) elect nine members to the Board of Directors of the Company (the “Board”) to serve for a one-year term, (ii) vote on an advisory vote related to the Company’s executive compensation program, (iii) vote on the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024, (iv) vote on an amendment and restatement of the Company’s Certificate of Incorporation (the “Charter”) to limit the liability of certain officers of the Company (the “Officer Exculpation Proposal”), (v) vote on an amendment and restatement of the Charter to add a federal forum selection provision (the “Federal Forum Proposal”) and (vi) vote on an amendment and restatement of the Charter to clarify and modernize the Charter (the “Modernization Proposal” and, together with the Officer Exculpation Proposal and the Federal Forum Proposal, the “Charter Proposals”). Each director nominated was elected, the Company’s executive compensation program was approved, KPMG LLP was ratified as the Company’s independent registered public accounting firm for fiscal year 2024 and each of the Charter Proposals was approved.

As of March 22, 2024, the record date, there were 997,502,276 shares of Class A common stock (the “Common Stock”) and 0 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. There were 904,867,697 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the holders of shares of Common Stock having a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter was required for the election of directors. The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter was required for the approval of the Company’s executive compensation program and the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2024. The affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock and entitled to vote on the matter was required for the approval of each of the Charter Proposals.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
W. Geoffrey Beattie	788,682,278	76,072,236	978,452	39,134,731
Abdulaziz M. Al Gudaimi	857,751,587	7,575,873	405,507	39,134,731
Gregory D. Brenneman	862,583,770	2,752,269	396,927	39,134,731
Cynthia B. Carroll	841,801,440	23,537,450	394,076	39,134,731
Michael R. Dumais	789,521,952	75,230,463	980,551	39,134,731
Lynn L. Elsenhans	793,095,120	72,250,278	387,568	39,134,731
John G. Rice	860,566,190	4,773,457	393,319	39,134,731
Lorenzo Simonelli	815,900,738	49,470,819	361,410	39,134,731
Mohsen M. Sohi	862,001,675	3,328,689	402,603	39,134,731

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company’s executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
822,360,176	41,410,692	1,962,098	39,134,731

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2024 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
900,500,841	1,888,100	2,478,756	—

The number of votes for, against, abstentions and broker non-votes with respect to the Officer Exculpation Proposal was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
745,339,947	119,975,606	417,413	39,134,731

The number of votes for, against, abstentions and broker non-votes with respect to the Federal Forum Proposal was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
783,006,056	82,244,591	482,319	39,134,731

The number of votes for, against, abstentions and broker non-votes with respect to the Modernization Proposal was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
861,093,814	4,201,688	437,465	39,134,731

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

101.SCH*	Inline XBRL Schema Document

101.CAL*	Inline XBRL Calculation Linkbase Document

101.LAB*	Inline XBRL Label Linkbase Document

101.PRE*	Inline XBRL Presentation Linkbase Document

101.DEF*	Inline XBRL Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: May 16, 2024	By:	/s/ Fernando Contreras
Vice President, Legal Governance & Corporate Secretary